   As filed with the Securities and Exchange Commission on February 29, 2000
                                                     Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         FORM S-8 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                NIKU CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                  DELAWARE                                      77-0473454
        (State or Other Jurisdiction                         (I.R.S. Employer
      of Incorporation or Organization)                     Identification No.)

                                NIKU CORPORATION
                                 305 MAIN STREET
                         REDWOOD CITY, CALIFORNIA 94063
          (Address of Principal Executive Offices, including Zip Code)

                                 1998 STOCK PLAN
                           2000 EQUITY INCENTIVE PLAN
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                           (Full Titles of the Plans)

                                 FARZAD DIBACHI
                             CHIEF EXECUTIVE OFFICER
                                NIKU CORPORATION
                                 305 MAIN STREET
                         REDWOOD CITY, CALIFORNIA 94063
                                 (650) 298-4600
            (Name, Address and Telephone Number of Agent for Service)

                                   COPIES TO:

                            Dennis R. DeBroeck, Esq.
                             Jeffrey R. Vetter, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                           Palo Alto, California 94306

                         CALCULATION OF REGISTRATION FEE

                                                     PROPOSED
                                     AMOUNT          MAXIMUM        PROPOSED MAXIMUM     AMOUNT OF
   TITLE OF SECURITIES TO BE          TO BE       OFFERING PRICE       AGGREGATE        REGISTRATION
           REGISTERED              REGISTERED       PER SHARE       OFFERING PRICE         FEE
----------------------------------------------------------------------------------------------------

Common Stock, $0.0001 par value   7,647,148 (1)       $24.00        $183,531,552         $48,453

Common Stock, $0.0001 par value   4,921,236 (2)       $1.03 (3)       $5,068,874          $1,339
---------------------------------------------------------------------------------------------------
            TOTAL                 12,568,384                                             $49,852
===================================================================================================

(1) Represents the aggregate of 6,647,148 shares available for grant as of January 29, 2000 under the Registrant's 2000 Equity Incentive Plan and 1,000,000 shares available for grant as of January 29, 2000 under Registrant's 2000 Employee Stock Purchase Plan.

(2) Represents certain shares subject to options outstanding as of January 29, 2000 under the Registrant's 1998 Stock Plan.

(3) Weighted average per share exercise price for such outstanding options pursuant to Rule 457(h)(1).

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

       The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

       (a) The Registrant's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), which contains audited financial statements of the Registrant for the fiscal year ended January 31, 1999 and for the nine months ended October 31, 1999.

       (b) The description of the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A filed under
              Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

       All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES - SECURITIES TO BE PURCHASED.

       Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

       Fenwick & West LLP, Palo Alto, California, will pass upon the validity of the shares of Common Stock offered hereby. Three investment partnerships of Fenwick & West LLP beneficially own an aggregate of 55,126 shares of the Registrant's common stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

       Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

       As permitted by the Delaware General Corporation Law, the Registrant's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability:

       ~ for any breach of the director's duty of loyalty to the Registrant or its stockholders;

       ~ for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

       ~ under Section 174 of the Delaware General Corporation Law regarding unlawful dividends and stock purchases; or

       ~ for any transaction from which the director derived an improper personal benefit.

       As permitted by the Delaware General Corporation Law, the Registrant's Bylaws provide that:

       ~ the Registrant is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions;

       ~ the Registrant may indemnify its other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, subject to very limited exceptions;

       ~ the Registrant is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding;

       ~ the Registrant may advance expenses, as incurred, to its employees and agents in connection with a legal proceeding; and

       ~      the rights conferred in the Bylaws are not exclusive.

       The Registrant has entered into Indemnification Agreements with each of its current directors and executive officers to give such directors and officers additional contractual assurances regarding the scope of the indemnification set forth in the Registrant's Certificate of Incorporation and to provide additional procedural protections. At present, there is no pending litigation or proceeding involving a director, officer or employee of Registrant regarding which indemnification is sought, nor is the Registrant aware of any threatened litigation that may result in claims for indemnification.

       Reference is also made to Section 8 of the Underwriting Agreement relating to Registrant's initial public offering, effected pursuant to Registrant's Registration Statement on Form S-1 (File No. 333-93439) originally filed with the Commission on December 22, 1999, as subsequently amended (the "Form S-1"), which provides for the indemnification of officers, directors and controlling persons of the Registrant against certain liabilities. The indemnification provision in the Registrant's Certificate of Incorporation, Bylaws and the Indemnification Agreements entered into between the Registrant and each of its directors and officers may be sufficiently broad to permit indemnification of the Registrant's directors and officers for liabilities arising under the Securities Act.

       The Registrant maintains directors' and officers' liability insurance and expects to obtain a rider to such coverage for securities matters.

       See also the undertakings set out in response to Item 9.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

       Not applicable.

ITEM 8. EXHIBITS.

        Exhibit
        Number                           Exhibit Title
        ------                           -------------
         4.01         Registrant's Amended and Restated Certificate of
                      Incorporation, as amended through November 17, 1999
                      (incorporated herein by reference to Exhibit 3.01 of the
                      Form S-1).

         4.02         Registrant's Form of Amended and Restated Certificate of
                      Incorporation (to be filed immediately after the closing of Registrant's initial public offering) (incorporated herein by reference to Exhibit 3.02 of the Form S-1).

         4.03         Registrant's Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.03 of the Form S-1).

         4.04 Registrant's Form of Amended and Restated Bylaws (to be filed immediately after the closing of Registrant's initial public offering) (incorporated herein by reference to Exhibit 3.04 of the Form S-1).

         4.05         Form of Specimen Certificate for Registrant's common stock
                      (incorporated herein by reference to Exhibit 4.01 of the Form S-1).

         4.06 Fourth Amended and Restated Investors' Rights Agreement, dated November 18, 1999 as amended in December 1999
                      (incorporated herein by reference to Exhibit 4.02 of the Form S-1).

         4.07 Registrant's 1998 Stock Plan, as amended (incorporated herein by reference to Exhibit 10.02 of the Form S-1).

         4.08 Registrant's 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.03 of the Form S-1).

         4.09         Registrant's 2000 Employee Stock Purchase Plan
                      (incorporated herein by reference to Exhibit 10.04 of the Form S-1).

         5.01         Opinion of Fenwick & West LLP regarding legality of the securities being registered.

        23.01         Consent of Fenwick & West LLP (included in Exhibit 5.01).

        23.02         Consent of KPMG LLP, independent accountants.

        24.01         Power of Attorney (see page 5).

ITEM 9. UNDERTAKINGS.

       The undersigned Registrant hereby undertakes:

       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(a)(i) and (1)(b)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

       (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on this 29th day of February, 2000.

                                            NIKU CORPORATION


                                            By: /s/ Farzad Dibachi
                                               ---------------------------------
                                                Niku Corporation
                                                Chief Executive Officer


                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Farzad Dibachi, Joshua Pickus, Mark Nelson and Harold Slawik, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or any substitute, may do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act, this Registration Statement has been signed on February 29, 2000 by the following persons in the capacities indicated:

             Signature                                  Title


         /s/ Farzad Dibachi                 Chief Executive Officer and Director
------------------------------------
           Farzad Dibachi

           /s/ Mark Nelson                  Chief Financial Officer
------------------------------------
             Mark Nelson

         /s/ Michael Brooks                 Director
------------------------------------
           Michael Brooks

            /s/ John Chen                   Director
------------------------------------
              John Chen

         /s/ Terence Garnett                Director
------------------------------------
           Terence Garnett

        /s/ William Raduchel                Director
------------------------------------
          William Raduchel

          /s/ Maynard Webb                  Director
------------------------------------
            Maynard Webb

                                NIKU CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


        Exhibit
        Number                           Exhibit Title
        ------                           -------------
         4.01         Registrant's Amended and Restated Certificate of
                      Incorporation, as amended through November 17, 1999
                      (incorporated herein by reference to Exhibit 3.01 of the
                      Form S-1).

         4.02         Registrant's Form of Amended and Restated Certificate of
                      Incorporation (to be filed immediately after the closing of Registrant's initial public offering) (incorporated herein by reference to Exhibit 3.02 of the Form S-1).

         4.03         Registrant's Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.03 of the Form S-1).

         4.04 Registrant's Form of Amended and Restated Bylaws (to be filed immediately after the closing of Registrant's initial public offering) (incorporated herein by reference to Exhibit 3.04 of the Form S-1).

         4.05         Form of Specimen Certificate for Registrant's common stock
                      (incorporated herein by reference to Exhibit 4.01 of the Form S-1).

         4.06 Fourth Amended and Restated Investors' Rights Agreement, dated November 18, 1999 as amended in December 1999
                      (incorporated herein by reference to Exhibit 4.02 of the Form S-1).

         4.07 Registrant's 1998 Stock Plan, as amended (incorporated herein by reference to Exhibit 10.02 of the Form S-1).

         4.08 Registrant's 2000 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.03 of the Form S-1).

         4.09         Registrant's 2000 Employee Stock Purchase Plan
                      (incorporated herein by reference to Exhibit 10.04 of the Form S-1).

         5.01         Opinion of Fenwick & West LLP regarding legality of the securities being registered.

        23.01         Consent of Fenwick & West LLP (included in Exhibit 5.01).

        23.02         Consent of KPMG LLP, independent accountants.

        24.01         Power of Attorney (see page 5).